            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference of our report dated February 23, 2011, with respect to the consolidated financial statements of RiverSource Life Insurance Company included in its Annual Report (Form 10-K) for the year ended December 31, 2010, filed with the Securities and Exchange Commission and to the use of our report dated April 22, 2011 with respect to the financial statements of RiverSource MVA Account in Post-Effective Amendment No. 1 to the Registration Statement (Form S-3, No. 333-139776) for the registration of the RiverSource(R) AccessChoice Select Variable Annuity, RiverSource(R) Endeavor Select Variable Annuity, RiverSource(R) FlexChoice Variable Annuity, RiverSource(R) FlexChoice Select Variable Annuity, RiverSource(R) Galaxy Premier Variable Annuity, RiverSource(R) Innovations Variable Annuity, RiverSource(R) Innovations Classic Select Variable Annuity, RiverSource(R) Innovations Classic Variable Annuity, RiverSource(R) Innovations Select Variable Annuity, RiverSource(R) Pinnacle Variable Annuity, RiverSource(R) Signature One Variable Annuity, RiverSource(R) New Solutions Variable Annuity, RiverSource(R) Signature One Select Variable Annuity, RiverSource(R) Signature Select Variable Annuity, RiverSource(R) Signature Variable Annuity, Evergreen Essential Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity, RiverSource(R) Builder Select Variable Annuity, Wells Fargo Advantage Choice(SM) Select Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, and Wells Fargo Advantage(R) Variable Annuity offered by RiverSource Life Insurance Company.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 20, 2012

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, No. 333-139776 of RiverSource(R) AccessChoice Select Variable Annuity, RiverSource(R) Endeavor Select Variable Annuity, RiverSource(R) FlexChoice Variable Annuity, RiverSource(R) FlexChoice Select Variable Annuity, RiverSource(R) Galaxy Premier Variable Annuity, RiverSource(R) Innovations Variable Annuity, RiverSource(R) Innovations Classic Select Variable Annuity, RiverSource(R) Innovations Classic Variable Annuity, RiverSource(R) Innovations Select Variable Annuity, RiverSource(R) Pinnacle Variable Annuity, RiverSource(R) Signature One Variable Annuity, RiverSource(R) New Solutions Variable Annuity, RiverSource(R) Signature One Select Variable Annuity, RiverSource(R) Signature Select Variable Annuity, RiverSource(R) Signature Variable Annuity, Evergreen Essential Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen PathwaysSM Select Variable Annuity, Evergreen PathwaysSM Variable Annuity, Evergreen PrivilegeSM Variable Annuity, Wells Fargo Advantage ChoiceSM Variable Annuity, RiverSource(R) Builder Select Variable Annuity, Wells Fargo Advantage ChoiceSM Select Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, Wells Fargo Advantage(R) Variable Annuity of our report dated February 24, 2012 relating to the financial statements, which appear in RiverSource Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2011.

                                                   /s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 20, 2012